SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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NCU Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
We have not received enough participation for the upcoming shareholder meeting for your fund and are trying to avoid an adjournment. Would you like to record an ABSTAIN vote today so that the meeting can be held?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the Eaton Vance Funds.
Is < SH Full Name > available?
If yes
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH in Eaton Vance Funds:
I see you have additional investments in Eaton Vance Funds. Would you like to vote the same way on those investments?
If Households for same SH also include Calvert:
Materials were also sent to you regarding investments that you hold with the Calvert Funds. Would you like to record an abstain vote on those investments?
*must read proposals for both if asked to review
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
If no
Vote direction is given
SH Declines to Vote after rebuttals
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your Eaton Vance <and Calvert > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at 1-866-864-3926 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time. Have a great < day / evening >.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

Revised 1/13/21

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **you control as custodian for < *name of minor* >.**

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:

JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:

JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **held in the < *Trust Name* > for which you were listed as Trustee.**

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:

LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board's recommendations?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask: **"Just to clarify, are you casting an Abstain vote, or not voting at all?"**

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

Reminder: escalate to (or inform) a support person in the following situations:

- person asks for supervisor
- potential complaint
- sh wants same-day callback
- incomplete confirmation (C,S,Z)
- unsure if vote can be recorded
- agent misvote
- incomplete authorization procedu
- complex vote direction
- sh has difficult questions

Revised 1/13/21

NCU Proxy Call Flow – Voting Campaigns

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* >.** I am trying to reach the person that handles proxy voting.

Ex:
VFW POST 2454
123 MAIN ST.

Ex:
BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >.**
I am trying to reach the person that handles proxy voting.

Ex:
ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line, regarding the investment in < *Specific Fund Name* > the registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in < *Specific Fund Name* > **registered to < *Company Name / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
The Board is recommending a vote < *recommendation* >. Would you like to vote along with the board?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

Revised 1/13/21

URGENT PROXY VOTING REQUEST

Please take a few minutes to vote today

Shareholder Meeting Adjourned

Dear Shareholder:

We recently sent you proxy materials concerning important proposals to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements with respect to your Funds. Shareholders are being asked to vote to approve the new agreements.

This letter was sent because you held shares in one or more Eaton Vance funds as of the record date, December 11, 2020. To date, we have not received your vote.

YOUR FUND BOARD(S) UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS

Please vote using one of these options:

1.	VOTE ONLINE – Please visit the website for online voting on the enclosed proxy card and follow the on-screen instructions. You will need to enter the control number located in the box on your card to vote.

2.	VOTE BY MOBILE - Scan the QR code shown on the enclosed proxy card using your mobile phone’s camera or any QR code reader application and follow the on-screen instructions. Open your QR code reader and hold your device so that the QR code appears in the view finder and tap on the notification link that appears to go directly to online voting.

3.	VOTE BY PHONE - Call the toll-free number listed on the enclosed proxy card and follow the recorded instructions. You will need to enter the control number located in the box on your card to vote.

4.	VOTE BY MAIL - Complete, sign and date the enclosed proxy card and then return it in the enclosed postage paid envelope.

The proxy materials we sent contain important information regarding proposals you and other shareholders are being asked to consider. Please read the materials carefully. If you have questions regarding the proposals, or need assistance with voting, please call Computershare Fund Services, the funds’ proxy solicitor, toll free at 1-866-864-3926.

Thank you for your prompt attention to this matter.